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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 8/2/04
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                        Mobile Reach International, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       000-29313               20-0121007
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

8000 Regency Parkway, Suite 660
Cary, North Carolina                                               27511
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (919) 469-6997
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          (Former name or former address if changed since last report)

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Item. 6        Mobile Reach International, Inc. CEO Michael J. Hewitt steps down

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         (Registrant)

Date:                                                    By: /s/ Brian Balbirnie
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                                  EXHIBIT INDEX

Exhibit No.              Subject Matter
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   99.1                  Press Release dated August 6, 2004